UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): November 1, 2018

Linde plc

(Exact name of registrant as specified in its charter)

Ireland	333-218485	98-1448883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Priestley Centre

10 Priestley Road

Surrey Research Park

Guildford, Surrey GU2 7XY

United Kingdom

(Address of principal executive offices)(Zip Code)

+44 1483 242200

(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 1, 2018, Linde Intermediate Holding AG (“Linde Intermediate Holding”), a wholly-owned indirect subsidiary of Linde plc (the “Company”), requested that Linde Aktiengesellschaft (“Linde AG”), an indirect subsidiary of the Company, convene an extraordinary shareholders’ meeting. At the meeting, Linde AG shareholders will vote on the mandatory transfer (the “Squeeze Out”) to Linde Intermediate Holding of each issued and outstanding bearer share of Linde AG (the “Linde AG Shares”) held by Linde AG shareholders that did not tender their shares in the Company’s previously completed exchange offer for Linde AG Shares. In exchange for the Linde AG Shares transferred in the Squeeze Out, Linde Intermediate Holding will pay an adequate cash compensation to the remaining Linde AG shareholders (the “Cash Compensation”). On November 1, 2018, Linde Intermediate Holding confirmed that the Cash Compensation it will pay upon completion of the Squeeze Out will be €188.24 for each Linde AG Share. Linde AG initially announced the amount of the expected Cash Compensation in an ad-hoc release dated October 15, 2018.

The aggregate Cash Compensation payable to the approximately 8% remaining shareholders of Linde AG is expected to be approximately €2.8 billion (approximately $3.2 billion based on the Euro/U.S.$ exchange rate of 1.1312 at October 31, 2018). In connection with the completion of the Squeeze-Out, Linde AG will also merge with and into Linde Intermediate Holding, with Linde Intermediate Holding surviving the merger, and Linde Intermediate Holding will be renamed Linde Aktiengesellschaft.

The completion of the Squeeze-Out remains subject to (i) an affirmative vote of the majority of the Linde AG Shares voted at an extraordinary shareholders’ meeting of Linde AG (including the Linde AG Shares held by Linde Intermediate Holding), approving the Squeeze-Out, and (ii) the registration of the shareholders’ resolution approving the Squeeze-Out and the merger with the German commercial registers (Handelsregistereintragung) at the registered offices of Linde Intermediate Holding and Linde AG, respectively. As Linde Intermediate Holding owns approximately 92% of the Linde AG Shares and intends to vote in favor of the Squeeze-Out at the extraordinary shareholders’ meeting, the condition set forth in clause (i) above is expected to be satisfied on the date of the meeting.

The extraordinary shareholders’ meeting of Linde AG will be held on December 12, 2018, unless postponed or suspended. At the time of the registration with the commercial registers, the Squeeze-Out will become effective and all Linde AG Shares that Linde Intermediate Holding does not already own will be transferred to it by operation of German law and thereafter cancelled.

For additional information about the Squeeze-Out, see the section “5.6. Cash-Merger Squeeze-Out” in the Company’s European Listing Prospectus, furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K that was filed with the SEC on October 31, 2018.

Forward-looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on our beliefs and assumptions on the basis of factors currently known to us. These forward-looking statements are identified by terms and phrases such as: anticipate, believe, intend, estimate, expect, continue, should, could, may, plan, project, predict, will, potential, forecast, and similar expressions. These forward-looking statements include, but are not limited to, statements regarding benefits of the business combination, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the squeeze out; regulatory or other limitations imposed as a result of the business combination; the ability to successfully integrate the Praxair and Linde businesses; the risk that the consummation of the business combination could have adverse effects on the market price of Linde’s or Linde plc’s shares or the ability of the companies to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that Linde plc may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; state, provincial, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an effect on rate structure, and affect the speed at and degree to which competition enters the industrial gas, engineering and healthcare industries; outcomes of litigation and regulatory investigations, proceedings or inquiries; the timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates; general economic conditions, including the risk of a prolonged economic slowdown or decline, or the risk of delay in a recovery, which can affect the long-term demand for industrial gas, engineering and healthcare and related services; potential effects arising from terrorist attacks and any consequential or other hostilities; changes in environmental, safety and other laws and regulations; the development of alternative energy resources; results and costs of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings and general market and economic conditions; increases in the cost of goods and services required to complete capital projects; the effects of accounting pronouncements issued periodically by accounting standard-setting bodies; conditions of the debt and capital markets; market acceptance of and continued demand for the companies’ products and services; changes in tax laws, regulations or interpretations that could increase Praxair’s, Linde’s or Linde plc’s consolidated tax liabilities; and such other factors as are set forth in Linde’s annual and interim financial reports made publicly available and Praxair’s and Linde plc’s public filings made with the SEC from time to time, including but not limited to those described under the heading “Risk Factors” in Linde plc’s European Listing Prospectus, published on October 24, 2018, and Item 8.01 of Linde plc’s Current Report filed with the SEC on October 31, 2018, which is available via the SEC’s Web site at www.sec.gov. The foregoing list of risk factors is not exhaustive. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Linde, Praxair or Linde plc has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to Linde, Praxair and Linde plc on the date hereof, and each of Linde, Praxair and Linde plc disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDE PLC

By:	/s/ Guillermo Bichara
Name:	Guillermo Bichara
Title:	General Counsel

Date: November 1, 2018